                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant  /X/
Filed by a party other than the registrant  / /
Check the appropriate box:
/ / Preliminary proxy statement
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MONARCH AVALON, INC.
- -----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- -----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c) (1) (ii), 14a-6(i) (1), or 14a-6(j) (2),
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
(4)  Proposed maximum aggregate value of transaction:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date Filed:
- ----------

MONARCHAVALON, INC.
4517 Harford Road
Baltimore, Maryland 21214

                                 August 30, 1996

Dear Stockholder:

     Your Company cordially invites you to attend the 1996 Annual Meeting of Stockholders which will be held at 3:00 P.M. on Friday, October 4, 1996, at the Center Club, U.S.F.&G. Building, 100 Light Street, Baltimore, Maryland.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual Meeting. A copy of the Annual Report to Stockholders is also enclosed herewith.

     Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.

                                 Sincerely,

                                 /s/ JACKSON Y. DOTT

                                 Jackson Y. Dott,
                                 President

Notice of Annual Meeting of Stockholders to be held October 4, 1996




To the Stockholders of
Monarch Avalon, Inc.

     Notice is hereby given that the Annual Meeting of the Stockholders of Monarch Avalon, Inc. (the "Company") will be held on Friday, October 4, 1996 at 3:00 P.M., prevailing local time, at the Center Club, U.S.F.&G. Building, 100 Light Street, Baltimore, Maryland for the following purposes:

     (1) To elect a Board of four Directors to hold office for the ensuing year and until their successors are elected and qualified.

     (2) To consider and approve the grant of stock options to certain directors of the Company.

     (3) To ratify the appointment of Deloitte & Touche L.L.P. as the Company's independent accountants for the fiscal year ending April 30, 1997.

     (4) To transact such other business as may properly be brought before the Annual Meeting.

     Stockholders of record at the close of business on August 26, 1996 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

                                 By Order of the Board of
                                 Directors

                                 /s/ STEVEN M. SZEKELY

                                 Steven M. Szekely,
                                 Secretary


August 30, 1996


STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. SHOULD YOU DESIRE TO VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING, YOU MAY DO SO EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED THE ENCLOSED PROXY.

MONARCHAVALON, INC.
4517 Harford Road
Baltimore, Maryland 21214

PROXY STATEMENT
for the Annual Meeting of Stockholders
to be held October 4, 1996 at 3:00 p.m.
at the Center Club, U.S.F.&G. Building,
100 Light Street, Baltimore, Maryland

INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monarch Avalon, Inc. (the "Company") to be voted at the Company's Annual Meeting of Stockholders to be held October 4, 1996 at 3:00 p.m., prevailing local time, and any adjournments and postponements thereof (the "Annual Meeting"). A stockholder may revoke his proxy at any time prior to its use by execution of another proxy bearing a later date or by notifying the Secretary of the Company in writing. The proxy materials are being mailed to stockholders on or about August 30, 1996.
     The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expense of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company may, without additional compensation, use their personal efforts, by telephone or otherwise, to obtain proxies.
     The principal executive offices of the Company are located at 4517 Harford Road, Baltimore, Maryland 21214.

OWNERSHIP OF VOTING SECURITIES

     Only stockholders of outstanding Common Stock of the Company of record at the close of business on August 26, 1996 are entitled to notice of and to vote at the Annual Meeting. On August 26, 1996, 1,620,170 shares of Common Stock were outstanding, each of which is entitled to one vote. There is no provision for cumulative voting.
     As set forth below under "Directors and Officers," Mr. A. Eric Dott and Mr. Jackson Y. Dott are the only beneficial owners as of August 26, 1996 of more than 5% of the Company's outstanding Common Stock who are known to the Company.

DIRECTORS AND OFFICERS

     The address of each of the Directors and Officers of the Company is c/o Monarch Avalon, Inc., 4517 Harford Road, Baltimore, MD 21214.

 Name, Age, Principal Occupation(s)                                Common Stock
 and Business Experience                          Director       Beneficially Owned       Percent
 During Past 5 Years                               Since         on August 26, 1996(1)   of Class(2)
 A. Eric Dott, Age 69                              1970              457,190(3)            23.8%
 Chairman of the Board at the Company since
 1990; President and Chief Executive Officer
 at the Company from 1949 to 1990. Mr. Dott
 is the father of Jackson Y. Dott, President
 of the Company.

 Jackson Y. Dott, Age 38                          1987              467,529(4)            28.2%
 President, Treasurer and Chief Executive
 Officer at the Company since 1990; Secretary
 of the Company from 1984 to 1990; Operations
 Manager of Microcomputer Games, Inc. from
 1981 to 1991. Mr. Dott is the son of A. Eric
 Dott, Chairman of the Company.

 David F. Gonano, Age 49                          1996                 -0-                   -0-
 Certified Public Account Partner in tax
 department of Wolpoff and Company, LLP since
 1992, Personal Financial Specialist


                                       1

 Name, Age, Principal Occupation(s)                                Common Stock
 and Business Experience                         Director        Beneficially Owned       Percent
 During Past 5 Years                              Since         on August 26, 1996(1)   of Class(2)

 Helen Delich Bentley, Age 72                     1995              43,080(4)             2.6%
 President of Helen Bentley and Associates,
 Inc. since 1995; Consultant for The Port
 of Baltimore since 1995; Member of the U.S.
 House of Representatives from 1985-1995.

 Steven M. Szekely, Age 72                        N/A               N/A                   N/A
 Executive Vice President of the Company
 since 1979 and Secretary of the Company
 since 1990.

 Marshall Chadwell, Age 56                        N/A               N/A                   N/A
 Chief Financial Officer of the Company
 since 1996. Controller of the Company since
 1995. Prior to joining the Company,
 Mr. Chadwell served as Business Manager
 of Wesley, Inc. from 1991 to 1995.

 All Directors and Executives Officers as         N/A               977,852(5)            60.3%
 a Group (6 persons)

(1) Unless otherwise indicated, all shares are held with sole voting and investment power.
(2) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of August 26, 1996 assuming exercise of the options held by such nominee.
(3) Includes 300,000 shares purchasable upon the exercise of an option. Such option can only be exercised in the event of the following: an individual or entity acquires the Company's Common Stock to the extent in which they have greater than twenty percent of the total number of outstanding shares of the Company's Common Stock; an individual or entity makes a tender offer for thirty percent or more of the Company's outstanding Common Stock; or an individual or entity proposes the election of a director or slate of directors opposed to any directors or slate of directors proposed by the management of the Company. Mr. Dott may only exercise the option within sixty days following any of the above events.
(4) Includes 40,000 shares purchasable upon the exercise of an option.
(5) Included in the shares beneficially owned are 380,000 shares purchasable by the directors and executive officers as a group upon exercise of options held by them.

PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board of Directors of the Company has fixed the number of directors at four. Mr. A. Eric Dott, Mr. Jackson Y. Dott, Mr. David F. Gonano and Mrs. Helen Delich Bentley have been nominated for a term of one year and until their successors are elected and qualified. Each of the nominees is a member of the present Board of Directors. Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.
     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees.
     It is intended that unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the nominees listed above to serve for the coming year and until their successors are elected and qualified.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors met four times during the last fiscal year. The Board has a standing Audit Committee, but does not have nominating or compensation committees.

     The Audit Committee consists of David F. Gonano and Helen Delich
Bentley. The Committee met with the Company's independent accountants once during the last fiscal year. The Audit Committee recommends engagement of the Company's independent accountants, reviews the arrangements and scope of the audit and the performance of the independent accountants, reviews the financial statements, considers comments made by the independent accountants with respect to the Company's system of internal accounting control and reviews non-audit services provided by the Company's independent accountants.
     No director attended less than 75% of the aggregate number of meetings of the Board of Directors and any Board committee on which such director served.
     The Company's Directors receive no cash compensation for their services as Directors. As compensation for their services as directors of the Company, on July 19, 1994 Jackson Y. Dott was granted an option to purchase 40,000 shares of Common Stock for $2.00 per share. As compensation for her services as a director of the Company, on April 5, 1995 Helen Delich Bentley was granted an option to purchase 40,000 shares of the Company's Common Stock for $2.00 per share.
     Mr. Dott's and Mrs. Bentley's options will expire on September 30, 1996.

CERTAIN TRANSACTIONS

     Mr. A. Eric Dott is the joint owner with his wife of certain real property located in Baltimore, Maryland comprising approximately 32,000 square feet and utilized as offices and plant by the Company under a lease expiring in 1999. The lease calls for an annual net rental of $107,131.20 through June, 1997. The management of the Company believes that the terms of its lease with the Dotts are comparable to those which would be obtainable in leases with non-affiliated parties.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or allocated to the chief executive officer for services rendered to the Company in all capacities during the years ended April 30, 1994, 1995 and 1996. Compensation paid to each other executive officer of the Company did not exceed $100,000 in any such year.

                 SUMMARY COMPENSATION TABLE


                                                                    Long-Term
                                 Annual Compensation           Compensation Awards
                                                                    Securities
                                      Salary     Bonus              Underlying
 Name and Principal Position   Year    ($)        ($)                 Options

 Jackson Y. Dott               1996   43,100      --                    --
 Chief Executive Officer       1995   41,600      --                    --
                               1994   41,600      --                 40,000(1)

(1) This option will expire on September 30, 1996.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table includes the number of shares covered by all remaining unexercised stock options as of April 30, 1996, segregated on both an exercisable and unexercisable basis. Finally, also reported is the value for "in-the-money" options which represents the difference between the exercise price of any such remaining unexercised options and the year-end market price of the Common Stock.

                                                     EXERCISES IN FISCAL YEAR
                                                       ENDED APRIL 30, 1996
                                                    AND FISCAL YEAR-END VALUES
                                                                                                Value of
                                                            Number of Unexercised       Unexercised In-the-Money
                                                              Options at FY-End           Options at FY-End (2)
                            Shares
                          Acquired on          Value
Name                      Exercise (#)      Realized ($)    Exercisable   Unexercisable   Exercisable   Unexercisable
Jackson Y. Dott                0                 0           40,000(1)         0              $0             $0

(1) This option will expire on September 30, 1996.

(2) Based on the closing price of the Common Stock on the NASDAQ National Market as of April 30, 1996.

PROPOSAL TWO: GRANT OF STOCK OPTIONS

     The options proposed to be approved for Helen Delich Bentley, David F. Gonano, each a Director of the Company, and Jackson Y. Dott, President, Treasurer, Chief Executive Officer and Director of the Company are each in respect of 40,000 shares, and are exercisable, subject to stockholder approval, at an exercise price of $2.00 per share. The options terminate on September 30, 1997. The resolution of the Board of Directors setting forth the terms of such options is attached hereto as Annex A.
    The following is a brief summary of the federal income tax consequences, under the Internal Revenue Code of 1986, as amended and as currently in effect, with respect to the options. No taxable income would be realized by the optionees upon the grant of the options or upon their expiration without exercise. On exercise, the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price of such shares would be treated as compensation. Any amounts taxable as compensation
(a) would be taxable at ordinary income tax rates in the year of exercise,
(b) would be subject to withholding for federal income tax purposes, and
(c) would generally be an allowable deduction to the Company. The Company may withhold, or may require the optionees to remit to the Company, an amount sufficient to satisfy any federal, state and local withholding tax requirements. The Company may permit the optionees to satisfy a tax withholding requirement on exercise of an option by delivery to the Company of shares of its Common Stock owned by such optionees, including shares that the optionees are entitled to receive upon exercise of the options. The optionees' tax basis for shares of Common Stock acquired upon exercise would be equal to the option price paid for the shares. If an optionee were to hold shares acquired pursuant to the exercise of an option for more than one year after the exercise of such option and were to sell the shares for more than their basis, the optionee would be generally entitled to long-term capital gain treatment on the difference.
    The Board of Directors concluded that the grant of these options was desirable as part of its efforts to promote the long-term growth and profitability of the Company by providing directors and certain officers of the Company with incentives to improve stockholder value and contribute to the success of the Company and to enable the Company to attract, retain and reward the best available persons for positions of substantial responsibility.
    The Board of Directors recommends a vote FOR the approval of the grant of these options.

                                                NEW PLAN BENEFITS

                                                                                            Number of
                                                                                            Shares of
                                                                                           Common Stock
                                                                 Dollar Value               Underlying
Name and Position                                                Options ($)(1)              Options
Jackson Y. Dott, President and Director                              $0                       40,000
All current executive officers as a group                             0                       40,000
All current directors who are not executive officers as a group       0                       80,000
All employees, excluding executive officers, as a group               0                          0

(1) Dollar value determined based on the difference between the closing price on the Nasdaq National Market of the Common Stock underlying the options on August 2, 1996 of $1 7/8, and the exercise price of the options.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the stockholders, and on the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche L.L.P. as independent accountants to audit the financial statements for the year ending April 30, 1997. Representatives of Deloitte & Touche L.L.P.are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote FOR ratification of Deloitte & Touche L.L.P. as independent accountants.

VOTE REQUIRED TO APPROVE MATTERS

     A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock. The election of each director requires a plurality of the votes present and entitled to vote. The approval of each other proposal requires the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote.
     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Teller of Elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.
     Section 2.10 of Article II of the Company's Bylaws requires compliance with a procedure under which a stockholder may nominate a candidate for election as director at an annual meeting. The nomination is required to be
(i) written )ii) delivered to, or mailed and received at, the executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting and (iii) accompanied by (A) the name, age, business address and residence of the stockholder and each person whom the stockholder proposes to nominate for election or re-election as a director, (B) the principal occupation or employment of such persons, (C) the number of shares of Company stock which are beneficially owned by such persons that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (E) the name and address, as they appear on the Company's books, of the stockholder making the nomination and any other stockholder known by such stockholder to support such nomination, and the number of shares of Company stock beneficially owned by all such stockholders. If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, stockholders must deliver to the Company, or mail and have received at the Company, the nomination and the required attendant information not later than the close of business on the tenth day following the earlier of
(i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made. This discussion is intended to summarize Section 2.10 of Article II of the Company's Bylaws, and is qualified in its entirety by reference to the Company's Bylaws.
     As the notice of the 1996 Annual Meeting of Stockholders is being mailed on or about August 30, 1996, the nomination and the required attendant information must be received at the Company by the close of business on September 11, 1996.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders' proposals intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company no later than May 3, 1997 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Proposals should be sent to the Secretary of the Company at the executive offices of the Company. For details concerning eligibility, extent and limitations respecting the right to include proposals, stockholders should consult the proxy regulations for the Securities and Exchange Commission.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment.

                              By Order of the Board of Directors

                              /s/ STEVEN M. SZEKELY
                              Steven M. Szekely,
August 30, 1996               Secretary

The Board of Directors recommends that stockholders vote FOR ratification of Deloitte & Touche L.L.P. as independent accountants.

VOTE REQUIRED TO APPROVEMATTERS

     A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock. The election of each director requires a plurality of the votes present and entitled to vote. The approval of each other proposal requires the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote.
     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Teller of Elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.
     Section 2.10 of Article II of the Company's Bylaws requires compliance with a procedure under which a stockholder may nominate a candidate for election as director at an annual meeting. The nomination is required to be
(i) written )ii) delivered to, or mailed and received at, the executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting and (iii) accompanied by (A) the name, age, business address and residence of the stockholder and each person whom the stockholder proposes to nominate for election or re-election as a director, (B) the principal occupation or employment of such persons, (C) the number of shares of Company stock which are beneficially owned by such persons that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (E) the name and address, as they appear on the Company's books, of the stockholder making the nomination and any other stockholder known by such stockholder to support such nomination, and the number of shares of Company stock beneficially owned by all such stockholders. If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, stockholders must deliver to the Company, or mail and have received at the Company, the nomination and the required attendant information not later than the close of business on the tenth day following the earlier of
(i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made. This discussion is intended to summarize Section 2.10 of Article II of the Company's Bylaws, and is qualified in its entirety by reference to the Company's Bylaws.
     As the notice of the 1996 Annual Meeting of Stockholders is being mailed on or about August 30, 1996, the nomination and the required attendant information must be received at the Company by the close of business on September 11, 1996.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders' proposals intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company no later than May 3, 1997 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Proposals should be sent to the Secretary of the Company at the executive offices of the Company. For details concerning eligibility, extent and limitations respecting the right to include proposals, stockholders should consult the proxy regulations for the Securities and Exchange Commission.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment.

                              By Order of the Board of Directors
                              /s/ STEVEN M. SZEKELY
                              Steven M. Szekely,
                              Secretary
August 30, 1996

                                                                        ANNEX A

FURTHER RESOLVED: That Helen D. Bentley, David F. Gonano and Jackson Y. Dott are each hereby granted, effective October 4, 1996, subject to approval by a majority of the votes cast on the issue at a meeting of stockholders, an option to purchase 40,000 shares of the Company's Common Stock, $.25 par value, for $2.00 per share (the "Stock Options"). Such option shall be exercisable in whole or in part by written notice to the Company, and shall expire to the extent unexercised, on September 30, 1997.

                              MONARCH AVALON, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 OCTOBER 4, 1996

The undersigned hereby appoints A. Eric Dott and David F. Gonano, and each of them, with full power of substitution, as proxy, to vote all shares of the Common Stock of Monarch Avalon, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of stockholders of the Company on October 4, 1996 at 3:00 p.m., and at any adjournment or postponements thereof (the "Annual Meeting"), on the following matters, each of which is fully described in the proxy statement.

The Board of Directors recommends a vote FOR each of the items listed below.

1. FOR / /   WITHHOLD / /  The election of four persons to the Board of
Directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified (except as marked to the contrary): A. Eric Dott, David F. Gonano, Jackson Y. Dott, and Helen Delich Bentley (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME)

2. FOR / /   AGAINST / /   ABSTAIN / /   Proposal to grant to each of Helen
Delich Bentley, David F. Gonano and Jackson Y. Dott an option to purchase 40,000 shares of the Common Stock of the Company.

3. FOR / /   AGAINST / /   ABSTAIN / /   Proposal to ratify Deloitte &
Touche, LLP, as independent auditors of the Company for the fiscal year ending April 30, 1997.

4. To act upon any other matter which may properly come before the Annual
Meeting.

THIS PROXY WILL BE VOTED ON EACH OF THE FOREGOING ITEMS AS SPECIFIED BY THE PERSON SIGNING IT, BUT IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER PROPOSALS.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                 IT MAY BE REVOKED PRIOR TO ITS EXERCISE.



Receipt of notice of the Annual Meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.

WITNESS the hand and seal of the undersigned, this     day of
               , 1996.




               [SEAL]




               [SEAL]

Please date and then sign exactly as name appears to the right.
If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

  PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE